Virtus High Yield Income Fund,

a series of Virtus Insight Trust

Supplement dated March 5, 2010 to the

Virtus Insight Trust Prospectus

dated May 1, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS OF VIRTUS HIGH YIELD INCOME FUND

On February 25, 2010, the Board of Trustees for the Fund approved, and recommended approval by shareholders at a Special Meeting of Shareholders to be held on May 14, 2010, the following proposal:

Approve a Subadvisory Agreement between the Fund’s investment adviser, Virtus Investment Advisers, Inc. (“VIA”)

and HIM Monegy, Inc. (“Subadviser” or “Monegy”), thereby replacing the Fund’s current subadviser.

As Subadviser, Monegy would be responsible for the day-to-day management of the Fund’s portfolio.

The Fund would pay no fee directly to Monegy as the Subadviser. Under the Subadvisory Agreement, the fee to be paid by VIA to the Subadviser is 50% of the net investment management fee. If approved, the Subadvisory Agreement would have an initial term through December 31, 2011. The Subadvisory Agreement would continue thereafter on a year-to-year basis with the approval of the Fund’s Trustees, including a majority of the Disinterested Trustees.

INFORMATION ABOUT MONEGY

Monegy is located at 302 Bay Street, 12th Floor, Toronto, ON M5X 1A1. Monegy acts as adviser to institutional investors in the United States and Canada and has been an investment adviser since 1999. Monegy is owned by Harris Investment Management, Inc. Harris Investment Management, Inc. is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is wholly owned by Harris Financial Corp. Harris Financial Corp. is wholly owned by Bank of Montreal, a publicly-traded Canadian banking institution. As of December 31, 2009, Monegy had approximately $1.7 billion in assets under management.

For more information on this proposal, please refer to the Fund’s Proxy Statement to be filed by Virtus Insight Trust with the Securities and Exchange Commission (“SEC”) on or about March 19, 2010 by visiting the SEC’s Web site at www.sec.gov.

Investors should retain this supplement with the Prospectus for future reference.

VIT 8003/HYI SA (3/10)

Virtus Disciplined Small-Cap Opportunity Fund,

a series of Virtus Insight Trust

Supplement dated March 5, 2010 to the

Prospectus dated May 1, 2009, as supplemented,

and to the Statement of Additional Information

dated May 1, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS OF VIRTUS DISCIPLINED SMALL-CAP OPPORTUNITY FUND

The Board of Trustees of the Virtus Insight Trust (the “Board”), on behalf of the Virtus Disciplined Small-Cap Opportunity Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of the Virtus Disciplined Small-Cap Opportunity Fund, a series of the Virtus Insight Trust, with and into the Virtus Small-Cap Core Fund, a series of the Virtus Equity Trust.

Merging Fund	Surviving Fund
Virtus Disciplined Small-Cap Opportunity Fund	Virtus Small-Cap Core Fund

Pursuant to the Agreement, the Virtus Disciplined Small-Cap Opportunity Fund will transfer all or substantially all of its assets to the Virtus Small-Cap Core Fund in exchange for shares of the Virtus Small-Cap Core Fund and the assumption by the Virtus Small-Cap Core Fund of all liabilities of the Virtus Disciplined Small-Cap Opportunity Fund. Following the exchange, the Virtus Disciplined Small-Cap Opportunity Fund will distribute the shares of the Virtus Small-Cap Core Fund to its shareholders pro rata, in liquidation of the Virtus Disciplined Small-Cap Opportunity Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Virtus Disciplined Small-Cap Opportunity Fund. It is currently anticipated that these matters will be submitted for shareholder approval during the second quarter of 2010. Additional information about the reorganization, as well as information about the Virtus Small-Cap Core Fund, will be distributed to shareholders of the Virtus Disciplined Small-Cap Opportunity Fund in the form of a Prospectus/Proxy Statement.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VIT 8003/DSCOF Merger (3/10)

Virtus Disciplined Small-Cap Value Fund,

a series of Virtus Insight Trust

Supplement dated March 5, 2010 to the

Prospectus dated May 1, 2009, as supplemented,

and to the Statement of Additional Information

dated May 1, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS OF VIRTUS DISCIPLINED SMALL-CAP VALUE FUND

The Board of Trustees of the Virtus Insight Trust (the “Board”), on behalf of the Virtus Disciplined Small-Cap Value Fund, has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) relating to the proposed combination of the Virtus Disciplined Small-Cap Value Fund, a series of the Virtus Insight Trust, with and into the Virtus Quality Small-Cap Fund, a series of the Virtus Equity Trust.

Merging Fund	Surviving Fund
Virtus Disciplined Small-Cap Value Fund	Virtus Quality Small-Cap Fund

Pursuant to the Agreement, the Virtus Disciplined Small-Cap Value Fund will transfer all or substantially all of its assets to the Virtus Quality Small-Cap Fund in exchange for shares of the Virtus Quality Small-Cap Fund and the assumption by the Virtus Quality Small-Cap Fund of all liabilities of the Virtus Disciplined Small-Cap Value Fund. Following the exchange, the Virtus Disciplined Small-Cap Value Fund will distribute the shares of the Virtus Quality Small-Cap Fund to its shareholders pro rata, in liquidation of the Virtus Disciplined Small-Cap Value Fund.

The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Virtus Disciplined Small-Cap Value Fund. It is currently anticipated that these matters will be submitted for shareholder approval during the second quarter of 2010. Additional information about the reorganization, as well as information about the Virtus Quality Small-Cap Fund, will be distributed to shareholders of the Virtus Disciplined Small-Cap Value Fund in the form of a Prospectus/Proxy Statement.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VIT 8003/DSCVF Merger (3/10)